UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2008

Item 1: Report to Shareholders

Tax-Efficient Growth Fund	August 31, 2008

The views and opinions in this report were current as of August 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks were mixed in the six-month period ended August 31, 2008, with small-cap shares strongly outperforming their mid- and large-cap peers. Tax-free municipal securities produced strong gains, rebounding sharply from deeply oversold levels at the end of February. Risk aversion remained high as the credit crisis deepened, the housing market continued to weaken, and rising inflation sapped consumer spending. The Federal Reserve reduced short-term interest rates through the end of April and took several other extraordinary measures to shore up the nation’s financial system. However, with inflationary pressures rising, the current regime of negative real (inflation-adjusted) interest rates is worrisome and will have unfavorable long-term ramifications. The T. Rowe Price Tax-Efficient Funds generally performed in line with or better than their benchmarks, assisted by our bias toward quality growth companies and, in the case of the Tax-Efficient Balanced Fund, rigorous proprietary fixed-income research.

HIGHLIGHTS

• U.S. stocks were mixed in the six-month period ended August 31, 2008, but tax-free municipal securities produced strong gains, rebounding sharply from deeply oversold levels at the end of February.

• The Tax-Efficient Funds generally performed in line with or better than their benchmarks, assisted by our bias toward quality growth companies and rigorous proprietary research.

• We increased each fund’s energy and materials sector weightings in the last six months to hedge the likelihood of higher inflation.

• We believe the portfolios are favorably positioned for today’s more challenging and less speculative capital market environment. We remain committed to finding, buying, and holding attractively valued, high-quality growth companies and attempting to maintain a high degree of tax efficiency.

MARKET ENVIRONMENT

Economic growth is expected to be sluggish for at least the rest of the year because of residential real estate weakness, massive mortgage losses in the financials sector, declining employment, and elevated energy costs. As financial institutions cut back on lending to preserve capital and avoid additional loan-related losses, the Federal Reserve took several extraordinary actions to boost market liquidity—such as helping JPMorgan Chase acquire Bear Stearns and creating new credit facilities that allow investment banks and broker-dealers to borrow directly from the Fed. (After our reporting period ended, Lehman Brothers filed for bankruptcy protection, but the Fed and the Treasury Department acted to shore up several other major financial institutions.) The central bank also reduced the fed funds target rate—an interbank lending rate that banks also use as a benchmark for their prime consumer lending rates—to 2.00% by the end of April from 5.25% one year ago. Although the economic outlook remains weak, the Fed has refrained from cutting rates since the end of April due to rising inflation.

As shown in the graph, yields of high-quality municipal securities with various maturities declined in the last six months. This reflects increased investor interest in tax-free securities following a sharp sell-off in February stemming from concerns about the dysfunctional auction-rate securities market and the credit rating downgrades of monoline insurance companies that back municipal bonds. In contrast, intermediate-term Treasury yields rose substantially, as the credit-related flight to quality reversed somewhat and investors concluded that additional Fed rate cuts are unlikely.

Despite the improved performance in municipal bonds in the last six months, tax-free securities remain an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. As of August 31, 2008, the 3.60% yield offered by a 10-year, tax-free municipal bond rated AAA was about 94% of the 3.81% pretax yield offered by a 10-year Treasury. In comparison, high-quality 10-year, municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since the mid-1980s. Similarly, 30-year AAA municipal bonds are also attractive, with a 4.71% yield that is about 106% of the 4.42% yield offered by 30-year Treasuries.

U.S. equities were mixed since the end of February, with small-cap shares significantly outperforming large-cap shares; mid-caps were mostly flat. The Russell 2000 Index returned 8.53% in the six-month period ended August 31, 2008, versus -2.57% for the S&P 500 Index and 0.44% for the Russell Midcap Index. As shown in the table below, large- and mid-cap growth stocks were essentially flat in the first half of our fiscal year, whereas small-cap growth shares did very well.

Market conditions have been quite challenging over the last year, but growth stocks held up better than value across all market capitalizations. For the five-year period, value stocks maintained their performance advantage over growth, but it is much smaller than it was in previous five-year periods, as growth stock relative performance has improved. The process of mean reversion continues after value’s strong multiyear outperformance run.

Some other anomalous longer-term trends have yet to reverse. For example, international stocks, particularly emerging market equities, have outpaced U.S. stocks by a wide margin over the last five years. The MSCI EAFE Index, a broad measure of large-cap stocks in Europe, Australasia, and the Far East, has exceeded the large-cap S&P 500 Index by about 7.42% per year on average, while the MSCI Emerging Markets Index has had an even greater performance advantage—about 17% per year on average. It is notable that emerging markets fell 16.71% in the last six months, while the EAFE index dropped 9.80%. Given the increasingly challenging economic and risk-averse market environment, we believe that the extraordinary relative returns of these international asset classes are likely to revert to the mean. Also, it is unlikely that the relative performance dominance of the energy and materials sectors will continue in an environment of slow global economic growth.

Despite the poor recent performance of equities, we believe the current risk-averse environment is one in which our growth-oriented strategies can outperform similar mandates. Our bias toward high-quality companies—those with solid business models, strong managements, and favorable long-term prospects—has helped us avoid larger losses since the speculative era concluded one year ago.

INVESTMENT PHILOSOPHY

Our investment philosophy remains constant through all market conditions. Our steady, long-term investment approach is not predicated on timing a relative performance cycle. We think investing in high-quality businesses at attractive valuations never goes out of style, though relative performance will be bumpy. Nevertheless, we believe that the performance of the Tax-Efficient Funds through a full capital market cycle will be very competitive on a pretax basis and superior on an after-tax basis.

Before we discuss our investment strategy and each fund’s performance, we would like to welcome new shareholders, thank long-term investors for their support, and summarize for all shareholders the principles that guide our management of the funds.

• The Tax-Efficient Funds invest in stocks of growth companies that have strong prospects and are market leaders within their niches. Tax-Efficient Balanced and Tax-Efficient Growth invest primarily in large-cap growth stocks (the former also purchases municipal bonds), and Tax-Efficient Multi-Cap Growth emphasizes small- and mid-cap growth companies.

• Our objective is to produce the best after-tax returns. To minimize capital gain distributions, we plan to own our companies for a long time, so we focus on those with strong, sustainable market positions and high returns on capital. Several studies have shown that, over long periods, there is a substantial difference between pretax and after-tax returns.

• We keep our cash position low and stay almost fully invested because we believe successful market timing is virtually impossible. You would need to be right twice.

• Although we may make new purchases opportunistically, we will not trade opportunistically or rotate from one sector to another in an attempt to capture short-term outperformance.

• We purchase stocks that meet our criteria even though it may be evident that time and patience will be required before an investment pays off. As a result, each fund’s short-term performance will frequently deviate, both positively and negatively, from that of competing funds focused on pretax returns.

• We prefer to let our winners run, and we try not to realize capital gains unless a company’s long-term outlook has deteriorated materially. In addition, we will sell investments that have declined and will accumulate tax losses that can be used to offset future gains that would otherwise be taxable.

CHARACTERISTICS OF THE FUNDS

We structure and manage the Tax-Efficient Balanced Fund’s equity portfolio and the Tax-Efficient Growth Fund so that they are more growth oriented than the S&P 500 Index. As you can see in the Portfolio Characteristics tables on pages 9 and 12, our large-cap equity portfolios have higher forward price/earnings (P/E) ratios and projected long-term growth rates than the S&P 500. The tables also show that each large-cap portfolio’s return on equity (ROE) significantly exceeded the S&P 500’s 21.2% ROE as of August 31, 2008. A high and sustainable ROE is one of the most important characteristics we consider when researching potential investments and reviewing our current holdings. Our intention is to maintain portfolios of quality companies with strong profitability that should mostly keep up with the broad market when stocks are rising and hold up better than the market during more difficult periods for equities. They are structured in a manner generally consistent with growth indexes but are more conservative, given our goal of keeping capital from being eroded by taxes, losses, and trading costs.

As shown in the table on page 14, the Tax-Efficient Multi-Cap Growth Fund has characteristics that are comparable to those of the Russell Midcap Growth Index, such as its projected and historical earnings growth rate and ROE. The fund’s 16.5 forward P/E ratio was higher than the benchmark’s 15.0 P/E; its investment-weighted median market capitalization was about $8.2 billion, which is greater than the benchmark’s $7.2 billion market cap at the end of our reporting period.

Unlike most small- and mid-cap portfolios, however, the multi-cap growth fund is managed to be tax-efficient, and we do not sell successful investments when their market capitalizations exceed the upper boundary of the mid-cap universe. This is one of the fund’s most distinctive characteristics. As many of the fund’s holdings grow, hopefully, into bigger companies over time, we will maintain our mid-cap orientation by directing new purchases to mid-cap companies. At the end of August, the fund was well-diversified across approximately 260 companies (compared with about 140 for the Tax-Efficient Growth Fund). This broad diversification reflects the fact that smaller companies are earlier in their life cycles than larger ones, and therefore a higher failure rate should be expected. We will eliminate those that falter and reinvest the proceeds into companies that appear to have better long-term prospects.

The Tax-Efficient Attributes table shows each fund’s tax-efficiency ratio, which is calculated by dividing the fund’s after-tax return by its pretax return for the period from its inception through August 31, 2008. The Tax-Efficient Multi-Cap Growth Fund’s 100% tax-efficiency ratio indicates that the fund has made no taxable dividend or capital gain distributions since its inception. Tax-Efficient Balanced and Tax-Efficient Growth have made small distributions of taxable dividends since their inception, but no capital gain distributions, and their tax-efficiency ratios remain very close to 100%. Given each fund’s high degree of tax efficiency, the performance of each fund versus its benchmarks and tax-blind portfolios looks better on an after-tax basis than on a pretax basis.

The table also shows the value of each fund’s tax capital loss carryforward (as a percentage of net assets) accumulated through the end of August. We can use these losses in the future to offset capital gains that each fund may realize so they are not passed on to shareholders. We want to point out that the loss carryforward of the Tax-Efficient Balanced Fund has been depleted, and the fund may have a modest capital gain distribution at the end of 2008.

In addition, the table shows each fund’s turnover in percentage terms for the last 12 months. These turnover rates are evidence of our buy-and-hold strategy and our focus on longer-term fundamentals. The turnover rate for the Tax-Efficient Balanced Fund indicates that the fund’s average holding period for a given security is more than three years, whereas the turnover rate for the Tax-Efficient Multi-Cap Growth Fund suggests a four-year holding period. The Tax-Efficient Growth Fund’s 53.2% turnover over the last year, however, is much higher than normal. The fund has a substantial amount of tax losses that will expire at the end of October, and we have been selling some holdings to realize gains that can be offset by these losses. A quirk of mutual funds is that recognized losses expire after eight years if there have been no gains to offset them.

Despite this anomaly, the turnover for each of the Tax-Efficient Funds is lower than that of other funds investing in growth companies. For frame of reference, as of August 31, 2008, the average one-year turnover rates for a typical large-cap growth portfolio and a typical mid-cap growth portfolio were 98% and 117%, respectively. (Source for data is Morningstar Direct. These average portfolio turnover rates are based on the most recent data received by Morningstar and do not necessarily reflect values as of August 31, 2008.)

PORTFOLIO ACTIONS

To hedge the likelihood of higher inflation, we added more hard assets to the portfolios in the last six months by raising each fund’s energy sector weighting. To the Tax-Efficient Balanced and Tax-Efficient Growth portfolios, we added Smith International, XTO Energy, Ultra Petroleum, Newfield Exploration, and Williams and purchased additional shares of Weatherford International and Core Laboratories. For Tax-Efficient Multi-Cap Growth, we initiated positions in Concho Resources, Forest Oil, and Massey Energy and bought more shares of Arch Coal, Consol Energy, and Bill Barrett. We have not changed our basic conservative approach to the energy sector: We still seek differentiated service companies or exploration companies with good production growth, rather than investing based on a futile attempt to accurately predict commodity price trends. (Please refer to each fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

We also increased the Tax-Efficient Funds’ exposure to materials companies. To the large-cap equity portfolios, we added some companies that have favorable industry structures, such as Companhia Vale do Rio Doce and fertilizer company Potash Corp. of Saskatchewan. We also purchased additional shares of industrial gas producer Praxair and Australian-based mining company BHP Billiton. For the Tax-Efficient Multi-Cap Growth Fund, we established new positions in Intrepid Potash, Agnico-Eagle Mines, specialty chemical maker Albemarle, and Cleveland-Cliffs, a producer of iron ore for the steel industry.

Shares of industrials and business services companies have been hammered by the economic downturn, so we took advantage of their price weakness. We tend to favor companies whose businesses are not highly cyclical. For all three Tax-Efficient Funds, we bought additional shares of metal component maker Precision Castparts and aerospace and defense company Rockwell Collins. For Tax-Efficient Balanced and Tax-Efficient Growth, we added to existing positions in engineering and construction company McDermott International and coal mining equipment maker Joy Global. For the multi-cap growth fund, we established new positions in GT Solar and Harsco, a provider of industrial services to steel, construction, and energy companies.

TAX-EFFICIENT BALANCED FUND

Your fund returned 1.72% in the first half of our fiscal year. As shown in the Performance Comparison table on the following page, the fund outperformed the Lipper Balanced Funds Index and a hypothetical portfolio that is 48% S&P 500 Index and 52% Lehman Brothers Municipal Bond Index. The fund outperformed the Lipper benchmark in part because our municipal bond holdings fared much better than taxable bonds, which typically represent the fixed-income component of balanced portfolios. The fund outpaced the combined index portfolio because our equity portfolio held up better than the S&P 500, which is a blend of growth and value stocks. Our municipal bond portfolio performed in line with the Lehman component of the benchmark. As longer-term shareholders know, we have tended to outperform during challenging capital market environments as investors have become less speculative.

Equity Portfolio

We structure and manage the fund’s equity portfolio like the Tax-Efficient Growth Fund. In the last six months, the performance of the fund’s equity portfolio relative to other large-cap growth funds (as measured by the Lipper Large-Cap Growth Funds Index) and the broad S&P 500 was helped by good stock selection among capital markets companies in the financials sector, especially trust bank Northern Trust. Many companies in the sector are attractively valued following months of somewhat indiscriminant selling, and we believe our holdings are strong and sound businesses. Good stock selection among consumer staples companies also helped our performance, especially retailer Wal-Mart and brewer Anheuser-Busch, which soared after Belgian brewer InBev offered to acquire the company. In addition, our information technology holdings performed well relative to those in the S&P 500, especially Altera and Linear Technology. We prefer these and other semiconductor companies with quality business models and reasonable valuations.

On the other hand, our consumer discretionary stocks slumped in the last six months, as rising energy and food prices crimped spending on nonessentials. Hotels, restaurants, and gaming companies were among the hardest hit, especially Las Vegas Sands. In addition, in the industrials and business services sector, our lack of exposure to road and rail companies—which performed very well as fuel costs declined in the last two months—and poor performance of GE and engineering and construction company McDermott International hurt our performance.

Municipal Bond Portfolio

The well-publicized and ongoing financial problems suffered by monoline insurance companies have had a material effect on the quality composition of the municipal market. In aggregate, the overall credit quality of the market remains high, but the actual allocation of the highest-rated bonds has trended lower. Many bonds that were once rated AAA because they were insured have been downgraded, and investors are assigning virtually no value to the underlying insurance. Our municipal bond portfolio has managed to avoid significant losses stemming from these developments because we conduct our own thorough research and assign our own independent credit ratings before making investment decisions, rather than relying solely on external rating agencies or bond insurance for our investment selection.

For much of the last six months—particularly as volatility increased—we kept the municipal bond portfolio’s interest rate sensitivity close to that of the Lehman Brothers Municipal Bond Index. Given the dislocation of the market at the beginning of our reporting period and our belief in the attractiveness of municipal securities relative to taxable bonds, we emphasized long-term munis. This proved beneficial, as long-term issues produced the best returns during the period. In general, high-quality bonds also did well, whereas shorter-term and lower-quality issues lagged the broad municipal market.

Trading activity was high in the last six months, as we realized losses in an effort to offset gains and thus maintain the excellent tax-efficient record this fund has built over the years. We added selectively to several sectors that fell out of favor during the period. Most notably, we increased our exposure to housing bonds, as issuance in this sector picked up. As cash flow permitted, we continued to add to the A rated and lower-quality sectors. Although lower-quality municipals suffered during the summer, we have been able to purchase some securities with attractive yields that we believe will help fund performance over the long run. Overall, the municipal bond portfolio’s credit quality remains high at AA, but we have room to increase exposure to lower-quality securities should spreads stay wide.

TAX-EFFICIENT GROWTH FUND

Your fund returned -1.39% in the first half of our fiscal year. As shown in the Performance Comparison table, the fund held up better than the S&P 500 Index—which is a blend of growth and value stocks—and performed mostly in line with its Lipper benchmark.

The financials sector performed poorly in the last six months, as various commercial banks, brokerages, and insurance companies reported steep losses, wrote down the values of mortgage assets, slashed dividends, or were forced to raise capital to replenish their balance sheets. However, favorable stock selection, particularly among capital markets companies, greatly helped our relative performance. Our consumer staples holdings performed well—the sector is perceived as a safe haven during economic downturns because demand for food and other necessities is not cyclical, and we are positioned in high-quality businesses that consistently grow their earnings. Another plus was the good performance of our information technology (IT) holdings. An emphasis on IT services companies also helped our relative results.

On the downside, our consumer discretionary stocks slumped in the last six months, as rising energy and food prices crimped spending on nonessentials. Hotels, restaurants, and gaming companies—which we favor due to excellent fundamentals and long-term prospects—were among the hardest hit. Also, our stock selection in the industrials and business services sector hurt our results relative to competing large-cap growth funds. Our energy holdings, such as Schlumberger and Baker Hughes, performed very well, but our underweight relative to the S&P 500 reduced our performance advantage. As mentioned earlier in this letter, our energy investments are differentiated service companies or exploration companies with good production growth, and we do not invest based on an attempt to predict commodity prices.

At the end of August, we were overweighted in the consumer staples, energy, and information technology sectors relative to other large-cap growth portfolios. We believe that these sectors currently offer some excellent growth companies with strong prospects and attractive valuations. Relative to the S&P 500 Index, we have typical growth portfolio tilts versus a core or blend portfolio style and are significantly overweighted in information technology, with a lesser emphasis on health care, materials, and consumer staples companies. In contrast, we significantly underweighted financials and had a smaller underweight in energy. We owned no utilities and very few telecommunication services companies at the end of our reporting period because businesses with good growth prospects and high, sustainable returns on equity are not generally found in these areas.

TAX-EFFICIENT MULTI-CAP GROWTH FUND

Your fund returned -0.40% in the first half of our fiscal year. As shown in the Performance Comparison table, the fund performed mostly in line with the Russell Midcap Growth Index and held up better than its Lipper benchmark.

In the last six months, relatively favorable stock selection in the financials sector helped fund performance versus competing mid-cap growth portfolios. Capital markets companies Franklin Resources and Northern Trust performed well in a tumultuous environment for the entire sector. Good stock selection among consumer staples companies, such as Avon Products and spice maker McCormick, also helped our relative results. Relative to the Russell benchmark, fund performance was helped by good performance of our semiconductor and software holdings in the information technology sector. Also, in the industrials and business services sector—in which we prefer businesses that are less cyclical—good performance of construction and engineering company Quanta Services, which derives some of its business from the energy sector, and capital equipment auctioneer Ritchie Bros. Auctioneers, a fee-based business that owns relatively few physical assets, helped our results. Very modest exposure to the airline industry was also beneficial.

On the downside, our consumer discretionary stocks slumped in the last six months, as rising energy and food prices crimped spending on nonessentials. Hotels, restaurants, and gaming companies—which we favor due to excellent fundamentals and long-term prospects—were among the hardest hit, especially Las Vegas Sands and gaming machine maker International Game Technology. The lackluster performance of our energy sector holdings also hurt our results.

At the end of August, we overweighted the health care and industrials and business services sectors relative to competing mid-cap growth portfolios but underweighted the materials and information technology sectors. Relative to the Russell Midcap Growth Index, we emphasized health care, financials, and energy stocks but underweighted consumer discretionary, information technology, and industrials and business services. We own very few utilities, materials, telecommunication services, and consumer staples businesses because mid-cap companies with good growth prospects and high, sustainable returns on equity are generally not found in these areas.

OUTLOOK

Our outlook has not changed in the last six months. The era of easy credit, reckless risk taking, and financial excess is over, and we are now in a potentially protracted period in which these “sins” and their consequences must be addressed. The stress and extraordinary developments in the financial markets thus far in September indicate that these issues have yet to be resolved. Credit standards will be tighter than normal, and investors could remain risk averse for some time. As a result, economic and financial market performance in the period ahead will be more challenging than in the last few years.

In light of generally favorable fundamentals for the municipal bond market, tax-free bonds continue to offer very compelling values relative to taxable bonds, in our view, particularly for investors in the highest tax brackets. Although the market has rebounded from its weakest levels in late February, municipal bond valuations, especially for longer-term securities, remain very attractive.

The Fed seems unlikely to initiate a series of rate hikes to address inflation as long as the economy and housing market remain weak and unemployment is increasing. However, if inflation continues to climb, Treasury yields will probably rise, and the Federal Reserve may be forced at some point to raise interest rates. Although municipal yields tend not to rise as much as Treasury yields, the municipal bond market would not be immune to a broad sell-off in the Treasury market.

As our longer-term investors know, we do not make investment decisions predicated on economic forecasts, nor do we attempt to time the markets. We believe the portfolios are favorably positioned for today’s more challenging and less speculative capital market environment. We remain committed to finding, buying, and holding attractively valued, high-quality growth companies with good business models, strong managements, and favorable long-term prospects, and we will continue to seek strong long-term after-tax returns while attempting to maintain a high degree of tax efficiency.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Cochairman of the Investment Advisory Committee,
Tax-Efficient Balanced Fund
Chairman of the Investment Advisory Committee,
Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds

Hugh D. McGuirk
Cochairman of the Investment Advisory Committee,
Tax-Efficient Balanced Fund

September 16, 2008

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF STOCK INVESTING

The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the funds may prove incorrect, resulting in losses or poor performance even in a rising market.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. Investing in small companies also involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

RISKS OF BOND INVESTING (TAX-EFFICIENT BALANCED FUND)

Like all bonds, municipal bonds have two main sources of risk: interest rate and credit risk. Interest rate risk is the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically suffer greater declines than those with shorter-term maturities. Credit risk is the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. To the extent that we invest in junk bonds, credit risk will be higher since their issuers are more vulnerable to financial setbacks and recession than more creditworthy companies.

Municipal bonds are also subject to the possibility that tax reform or lower overall taxes may reduce their value or that individual issuers will be unable to meet their obligations due to problems in that state or locality.

GLOSSARY

Earnings growth rate: Measures the annualized percent change in earnings per share for a given time period.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Historical growth 5 years (least squared): Least squared growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates. It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Investment-weighted median market capitalization: The investment-weighted midpoint market capitalization (shares outstanding x current price) representing a typical security in a portfolio. An investment-weighted median represents the breakpoint where 50% of the values are above and 50% of the values are below based on portfolio weight.

Lehman Brothers Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lipper indices: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI EAFE Index: A benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

MSCI Emerging Markets Index: A benchmark for stock performance in emerging market countries. It includes only securities that may be traded by foreign investors.

Price/earnings (P/E) ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Projected long-term growth (IBES): Long-term projected earnings per share growth rate based on IBES estimates.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity (i.e., the company’s book value), ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments. Excluding charges refers to the earnings figure used in the calculation. It represents earnings before extraordinary items and discontinued operations.

Russell 1000 Index: Measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index: Measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index: Measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Russell 2000 Growth Index: Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Index: Measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index: Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index: Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Stock Index: Tracks the stocks of 500 primarily large U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Tax-Efficient Growth Fund

Six Months Ended 8/31/08

Best Contributors		Worst Contributors	
Oracle	2¢	CME Group	-7¢
Gilead Sciences	2	Las Vegas Sands	-6
Schlumberger	2	Companhia Vale do Rio Doce*	-4
Intel	2	McDermott International	-4
Johnson & Johnson	2	State Street	-3
Amazon.com	2	Boeing	-3
Altera	2	International Game Technology	-3
Celgene	2	WellPoint	-3
Adobe Systems	2	Focus Media Holding	-2
Northern Trust	2	Ultra Petroleum*	-2
Total	20¢	Total	-37¢

12 Months Ended 8/31/08

Best Contributors		Worst Contributors	
Monsanto	10¢	CME Group	-9¢
Gilead Sciences	7	Las Vegas Sands	-8
Northern Trust	3	Google*	-8
Wal-Mart	3	Cisco Systems	-7
Johnson & Johnson	3	Boeing	-5
Procter & Gamble	3	Marriott International	-5
BlackRock	2	GE	-4
Fluor	2	eBay	-4
Western Union	2	Franklin Resources	-4
Ritchie Bros. Auctioneers	2	Companhia Vale do Rio Doce*	-4
Total	37¢	Total	-58¢

*Position added.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Tax-Efficient Multi-Cap Growth Fund

Six Months Ended 8/31/08

Best Contributors		Worst Contributors	
Philadelphia Consolidated*	3¢	International Game Technology	-5¢
Gilead Sciences	3	CME Group	-5
Northern Trust	2	Las Vegas Sands	-4
Celgene	2	McDermott International	-3
Express Scripts	2	WellPoint	-3
Altera	2	Focus Media Holding	-3
ITT Educational Services	2	IntercontinentalExchange	-3
Alexion Pharmaceuticals	2	Foster Wheeler	-2
Quanta Services	2	Elan	-2
Myriad Genetics	2	Coventry Health Care	-2
Total	22¢	Total	-32¢

12 Months Ended 8/31/08

Best Contributors		Worst Contributors	
Gilead Sciences	8¢	CME Group	-6¢
Baidu.com	7	Las Vegas Sands	-6
Monsanto	6	WellPoint	-5
Northern Trust	4	IntercontinentalExchange	-4
Varian Medical Systems	3	Marriott International	-4
Express Scripts	3	Franklin Resources	-4
Illumina	3	International Game Technology	-4
BlackRock	3	Coventry Health Care	-3
Joy Global	3	Nymex Holdings*	-3
Intuitive Surgical	2	Ambac Financial Group*	-3
Total	42¢	Total	-42¢

*Position eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 6/30/08	1 Year	5 Years	10 Years	Since Inception	Inception Date
Tax-Efficient Balanced Fund	-3.99%	3.57%	3.81%	–	–
After Taxes on Distributions	-4.04	3.53	3.73	–	–
After Taxes on Distributions and Sale of Fund Shares	-1.94	3.32	3.52	–	–
Tax-Efficient Growth Fund	-9.87	4.37	–	0.31%	7/30/99
After Taxes on Distributions	-9.93	4.32	–	0.28	–
After Taxes on Distributions and Sale of Fund Shares	-6.33	3.76	–	0.26	–
Tax-Efficient Multi-Cap Growth Fund	-3.16	9.85	–	3.44	12/29/00
After Taxes on Distributions	-3.16	9.85	–	3.44	–
After Taxes on Distributions and Sale of Fund Shares	-2.05	8.58	–	2.97	–

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The performance information shown does not reflect the deduction of each fund's 1% redemption fee on shares held for less than 365 days; if it did, the performance would be lower.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal periods. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions.

The returns presented in this table reflect the return before taxes; the return after taxes on dividends and capital gain distributions; and the return after taxes on dividends, capital gain distributions, and gains (or losses) from the redemption of shares held for 1-, 5-, and 10-year or since-inception periods, as applicable. After-tax returns reflect the highest federal income tax rates but exclude state and local taxes. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. During periods when a fund incurs a loss, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

An investor's actual after-tax return will likely differ from those shown and depend on his or her tax situation. The funds' past returns (before and after taxes) do not necessarily indicate future performance. When assessing performance, investors should consider both short- and long-term returns.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 8/31/08‡	Year Ended 2/29/08‡	2/28/07‡	2/28/06‡	2/28/05‡	2/29/04
NET ASSET VALUE						
Beginning of period	$ 10.05	$ 10.73	$ 10.16	$ 9.52	$ 9.62	$ 7.08
Investment activities						
Net investment income	0.01	0.04	0.02	0.02	0.05	0.01
Net realized and unrealized gain (loss)	(0.15)	(0.67)	0.57	0.64	(0.10)	2.54
Total from investment activities	(0.14)	(0.63)	0.59	0.66	(0.05)	2.55
Distributions						
Net investment income	–	(0.05)	(0.02)	(0.02)	(0.05)	(0.01)
NET ASSET VALUE						
End of period	**$ 9.91**	**$ 10.05**	**$ 10.73**	**$ 10.16**	**$ 9.52**	**$ 9.62**
Ratios/Supplemental Data						
Total return^	**(1.39)%**	**(5.92)%**	**5.81%**	**6.93%**	**(0.53)%**	**36.02%**
Ratio of total expenses to average net assets	1.11%+	1.07%	1.04%	1.03%	1.01%	1.02%
Ratio of net investment income to average net assets	0.22%+	0.38%	0.22%	0.18%	0.54%#	0.07%
Portfolio turnover rate	29.9%	30.3%	14.7%	15.7%	14.9%	13.4%
Net assets, end of period (in thousands)	$ 57,059	$ 58,127	$ 62,048	$ 69,358	$ 74,016	$ 80,092

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions[and payment of no redemption or account fees.

\+ Annualized

Includes the effect of a one-time special dividend (0.44% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ª

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.8%		
CONSUMER DISCRETIONARY 8.4%		
Automobiles 0.4%		
Harley-Davidson (1)	5,000	199
		199
Diversified Consumer Services 0.4%		
Apollo Group, Class A (2)	3,750	239
		239
Hotels, Restaurants & Leisure 2.5%		
Carnival (1)	3,500	130
International Game Technology (1)	7,000	150
Las Vegas Sands (1)(2)	5,000	237
Marriott, Class A (1)	7,600	214
Starbucks (1)(2)	12,900	201
Wynn Resorts (1)	2,000	191
Yum! Brands (1)	9,000	321
		1,444
Internet & Catalog Retail 1.1%		
Amazon.com (1)(2)	8,000	646
		646
Media 2.4%		
Disney (1)	6,500	210
Focus Media Holding, ADR (1)(2)	9,000	294
McGraw-Hill (1)	5,500	236
Omnicom	4,800	203
Time Warner (1)	14,000	229
WPP Group, ADR (1)	3,600	176
		1,348
Specialty Retail 0.8%		
Bed Bath & Beyond (1)(2)	6,400	196

Tiffany (1)	5,200	230
		426
Textiles, Apparel & Luxury Goods 0.8%		
Coach (2)	6,700	194
Nike, Class B	4,400	267
		461
Total Consumer Discretionary		4,763
CONSUMER STAPLES 13.6%		
Beverages 4.6%		
Coca-Cola	17,700	921
Diageo, ADR (1)	9,500	707
PepsiCo	14,700	1,007
		2,635
Food & Staples Retailing 3.0%		
CVS Caremark	7,500	275
Sysco (1)	6,200	197
Wal-Mart	16,100	951
Walgreen (1)	7,800	284
		1,707
Food Products 1.2%		
General Mills (1)	3,000	199
Hershey Foods (1)	3,500	126
McCormick (1)	8,500	344
		669
Household Products 3.2%		
Colgate-Palmolive	5,200	396
Kimberly-Clark	3,100	191
Procter & Gamble	17,912	1,250
		1,837

Personal Products 0.4%		
Avon	6,100	261
		261
Tobacco 1.2%		
Philip Morris International	12,500	671
		671
Total Consumer Staples		7,780
ENERGY 11.5%		
Energy Equipment & Services 9.2%		
Baker Hughes (1)	9,500	760
Cameron International (2)	16,800	783
Core Laboratories (1)	6,000	745
Schlumberger	15,100	1,423
Smith International	12,000	836
Weatherford International (2)	18,500	714
		5,261
Oil, Gas & Consumable Fuels 2.3%		
Newfield Exploration (1)(2)	5,200	235
Ultra Petroleum (1)(2)	5,400	368
Williams Companies	11,500	355
XTO Energy	7,000	353
		1,311
Total Energy		6,572
FINANCIALS 5.1%		
Capital Markets 3.4%		
Bank of New York Mellon	4,501	156
Blackrock (1)	1,200	261
Charles Schwab	9,300	223

Eaton Vance (1)	4,000	143
Franklin Resources	2,200	230
Goldman Sachs	1,100	180
Lazard (1)	3,500	148
Northern Trust	3,900	314
State Street	4,200	284
		1,939
Commercial Banks 0.3%		
Wells Fargo (1)	6,500	197
		197
Consumer Finance 0.3%		
American Express (1)	4,600	182
		182
Diversified Financial Services 1.1%		
CME Group (1)	662	222
IntercontinentalExchange (1)(2)	2,000	176
Moody's (1)	5,100	207
		605
Total Financials		2,923
HEALTH CARE 13.7%		
Biotechnology 2.8%		
Amgen (2)	4,000	251
Celgene (2)	7,500	520
Gilead Sciences (2)	15,100	796
		1,567
Health Care Equipment & Supplies 5.5%		
Baxter International	7,700	522
Becton, Dickinson and Company	6,600	576
Intuitive Surgical (1)(2)	1,100	325

Medtronic	12,600	688
St. Jude Medical (2)	7,000	321
Stryker (1)	7,100	477
Zimmer Holdings (2)	3,500	253
		3,162
Health Care Providers & Services 1.5%		
Medco (2)	11,700	548
UnitedHealth Group	4,500	137
WellPoint (2)	3,600	190
		875
Life Sciences Tools & Services 0.3%		
Illumina (1)(2)	2,200	189
		189
Pharmaceuticals 3.6%		
Abbott Laboratories	5,700	327
Allergan	4,900	274
Eli Lilly	4,000	187
Johnson & Johnson	10,600	746
Merck	7,000	250
Wyeth	6,000	260
		2,044
Total Health Care		7,837
INDUSTRIALS & BUSINESS SERVICES 10.9%		
Aerospace & Defense 4.2%		
Boeing	10,300	675
General Dynamics	4,500	415
Precision Castparts	6,000	620
Rockwell Collins (1)	12,600	663
		2,373

Air Freight & Logistics 1.5%		
C.H. Robinson Worldwide (1)	9,000	469
Expeditors International of Washington	11,300	408
		877
Commercial Services & Supplies 1.1%		
Ritchie Bros. Auctioneers	15,500	410
Robert Half International (1)	7,700	197
		607
Construction & Engineering 0.6%		
Fluor (1)	4,500	360
		360
Industrial Conglomerates 1.3%		
3M	2,300	165
GE	9,700	273
McDermott International (2)	9,000	312
		750
Machinery 2.2%		
Illinois Tool Works (1)	5,500	273
Joy Global	10,600	753
PACCAR	5,500	237
		1,263
Total Industrials & Business Services		6,230
INFORMATION TECHNOLOGY 29.2%		
Communications Equipment 3.5%		
Cisco Systems (2)	62,800	1,510
Juniper Networks (1)(2)	10,500	270
Nokia, ADR	9,000	227
		2,007

Computers & Peripherals 3.4%		
Apple (2)	3,900	661
Dell (2)	28,000	608
EMC (2)	27,500	420
NetApp (1)(2)	8,500	217
		1,906
Internet Software & Services 3.0%		
eBay (2)	8,000	199
Google, Class A (2)	2,500	1,158
Monster Worldwide (1)(2)	7,600	149
VeriSign (1)(2)	6,500	208
		1,714
IT Services 5.4%		
Automatic Data Processing	15,000	666
Cognizant Technology Solutions (2)	9,700	284
Infosys Technologies, ADR	8,500	351
Iron Mountain (1)(2)	5,750	166
Paychex (1)	13,750	469
Visa, Class A (1)	9,800	744
Western Union	15,100	417
		3,097
Semiconductor & Semiconductor Equipment 6.1%		
Altera (1)	20,000	453
Analog Devices	12,000	336
Broadcom, Class A (2)	7,000	168
Intel	45,100	1,032
Linear Technology (1)	12,600	411
Marvell Technology Group (2)	16,000	226
Microchip Technology (1)	9,500	304
Texas Instruments	6,000	147

TELECOMMUNICATION SERVICES 1.6%

Wireless Telecommunication Services 1.6%

America Movil, ADR	6,500	334
American Tower Systems, Class A (2)	13,200	546
Total Telecommunication Services		880
Total Common Stocks (Cost $46,341)		56,966

SHORT-TERM INVESTMENTS 0.0%

Money Market Funds 0.0%

T. Rowe Price Reserve Investment Fund, 2.75% (3)(4)	1,000	1
Total Short-Term Investments (Cost $1)		1

SECURITIES LENDING COLLATERAL 23.0%

Investments Managed by State Street Bank and Trust Company 23.0%

Money Market Funds 23.0%

State Street Navigator Securities Lending Prime Portfolio, 2.606% (4)	13,116,572	13,116
Total Investments Managed by State Street Bank and Trust Company		13,116
Total Securities Lending Collateral (Cost $13,116)		13,116

Total Investments in Securities	
122.8% of Net Assets (Cost $59,458)	**$ 70,083**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) All or a portion of this security is on loan at August 31, 2008 -- total value of such securities at period-end amounts to $12,719. See Note 3.
(2) Non-income producing
(3) Affiliated Companies
(4) Seven-day yield
ADR American Depository Receipts

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Growth Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 30, 1999. The fund seeks to provide long-term capital growth on an after-tax basis.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On March 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on August 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On August 31, 2008, the value of loaned securities was $12,719,000; aggregate collateral received included U.S. government securities valued at $57,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $17,838,000 and $18,082,000, respectively, for the six months ended August 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2008.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 29, 2008, the fund had $17,364,000 of unused capital loss carryforwards, of which $3,135,000 expire in fiscal 2009, $6,703,000 expire in fiscal 2010, $3,838,000 expire in fiscal 2011, $3,683,000 expire in fiscal 2012, and $5,000 expire in fiscal 2013.

At August 31, 2008, the cost of investments for federal income tax purposes was $59,458,000. Net unrealized gain aggregated $10,625,000 at period-end, of which $12,493,000 related to appreciated investments and $1,868,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended August 31, 2008, expenses incurred pursuant to these service agreements were $54,000 for Price Associates, $31,000 for T. Rowe Price Services, Inc., and $0 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. This information, combined with the Board’s ongoing review of investment results, indicated, in the Board’s view, that the fund’s results for certain time periods were less than satisfactory. The Manager provided its assessment of the fund’s investment results and outlook, and the Board concluded that it was satisfied with the Manager’s response.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 17, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 17, 2008